UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy S., Suite 1700		77042
Houston, Texas (Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On November 7, 2011, Bristow Group Inc. (the “Company”) issued a press release which summarized its financial results for the three and six-month periods ended September 30, 2011 (the “Financial Results”). This press release was issued in anticipation of a conference call and Q&A session starting at 10:00 a.m. ET (9:00 a.m. CT) on Tuesday, November 8, 2011, to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The press release includes certain “non-GAAP financial measures” under Regulation G of the Securities Exchange Act of 1934 (the “Exchange Act”), including Adjusted EBITDA. Adjusted EBITDA is calculated by taking our net income and adjusting for interest expense, depreciation and amortization, benefit (provision) for income taxes, gain (loss) on disposal of assets and special items, if any. Additionally, our operating income, net income and diluted earnings per share in this release have been presented in certain instances excluding gain (loss) on disposal of assets and special items detailed in the press release; these items are presented as adjusted operating income, adjusted net income and adjusted diluted earnings per share. Management believes that such non-GAAP financial measures are important metrics for evaluating our operating performance, and they provide investors with additional information that is not directly available in a GAAP presentation. Such non-GAAP financial measures are useful to investors as they eliminate items that are not a function of our current operating performance and affect our GAAP results regardless of performance. In addition, certain of these items may vary significantly from period to period and may have a disproportionate effect in a given period, which may affect the comparability of the results. Such non-GAAP measures should not be viewed as an alternative to our GAAP financial statements, but should be read as a supplement to, and in conjunction with, our GAAP financial statements.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release summarizing financial results dated November 7, 2011.

Limitation on Incorporation by Reference.

Information on Bristow’s website is not incorporated by reference in this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act unless Bristow expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: November 7, 2011	By:	/s/ Randall A. Stafford
Randall A. Stafford
Senior Vice President and General Counsel, Corporate Secretary